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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

      Date of Report (Date of earliest event reported):  October 29, 1996


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                           DANKA BUSINESS SYSTEMS PLC
                           --------------------------
             (Exact name of registrant as specified in its charter)




    UNITED KINGDOM                 33-68278                    98-0052869
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   (State or other                (Commission                 (IRS Employer
   jurisdiction of                File Number)             Identification No.)
   incorporation)





 11201 DANKA CIRCLE NORTH
 ST. PETERSBURG, FLORIDA                                           33716
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(Address of principal executive offices)                         (Zip Code)





Registrant's Telephone Number, Including Area Code:  813-576-6003




                      THIS INSTRUMENT CONTAINS ____ PAGES.
                   THE EXHIBIT INDEX IS LOCATED ON PAGE ____.





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ITEM 5.  OTHER EVENTS

         On October 29, 1996, the Company issued the Press Release attached hereto as Exhibit "99" announcing the Company's second quarter financial results, the agreement with Eastman Kodak Company to acquire the sales, marketing and equipment service operations of Kodak's Office Imaging Business, as well as Kodak's facilities management business known as Kodak Imaging Services (the "Sales and Services Business") and the promotion of David Snell to Chief Operating Officer.

         A copy of the Asset Purchase Agreement between Eastman Kodak Company and the Company dated as of September 6, 1996 including Exhibit 5.19(a) which is the form of Amended Supply Agreement, but excluding all other exhibits, schedules, attachments and appendices is filed with this Report as Exhibit 2. Completion of the closing of the Asset Purchase Agreement will be reported by the Company under Item 2 of Form 8-K at the appropriate time.

           CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         Certain statements contained in the Press Release, such as statements concerning the effect of the Kodak transaction on the Company, integration of the business to be acquired into the Company, future intentions and prospects arising from the transaction, and other statements contained herein regarding matters that are not historical facts are forward looking statements as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, the Company's ability to manage and operate the Sales and Services Business, which is as large as the Company's current business, (ii) the demands that the Acquisition and integration of the Sales and Services Business will place, and the effect that it will have, on the Company's resources, infrastructure and current operations, (iii) the Company's ability to successfully operate in new international markets, (iv) the ability of the Company to attract and retain current management and other employees of the Sales and Services Business accustomed to different corporate culture, compensation arrangements and benefits, (v) the Company's ability to handle successfully the increased debt resulting from the Acquisition,



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(vi) the Company's ability to obtain an alternative acceptable source of high volume equipment and related parts and supplies upon a future termination of the Amended Supply Agreement, (vii) increased competition, (viii) fluctuations in foreign currency, (ix) domestic and foreign political developments and governmental regulations and policies, (x) technological developments, (xi) general economic and business conditions, (xii) future performance of the Sales and Services Business and the Company's core business, (xiii) the ability of the Company to successfully implement its growth and business strategy, and
(xiv) the ability of the Company to continue to receive acceptable financing as required in the future.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Financial Statements.

                 None.

         (b)     Pro Forma Financial Information.

                 None.

         (c)     Exhibits.

         The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        DANKA BUSINESS SYSTEMS PLC

                                        By:   /S/   DAVID C. SNELL
                                           -------------------------------
                                            David C. Snell

                                        Its:  Chief Operating Officer




Dated:  November 14, 1996





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                               INDEX TO EXHIBITS



   EXHIBIT
   NUMBER                                    EXHIBIT
   -------                                   -------


      2.1 Asset Purchase Agreement between Eastman Kodak Company and Danka Business Systems PLC dated as of September 6, 1996, including Exhibit 5.19(a) which is the form of Amended and Restated Supply Agreement by and between Eastman Kodak Company and ______________________________ dated as of
                    ___________ ___________, 1996.

     99             Press Release of the Company dated October 29, 1996.




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